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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report: (Date of earliest event reported): June 15, 2000 (June 6, 2000)


                         TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


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
               DELAWARE                                1-12574                              13-3532643
       (State of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)
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                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

This report contains forward-looking information that is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are attainment of research and clinical goals of product candidates, attainment of required governmental approval and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, you should give careful consideration to cautionary statements made in the reports we have filed with the Securities and Exchange Commission, including our most recently filed Form 10-K and Form 10-Q.

On June 6, 2000, we and ICOS Corporation entered into an agreement to form a 50/50 owned joint venture, ICOS-Texas Biotechnology, Limited Partnership, to develop and globally commercialize endothelin-A receptor antagonists.

Endothelin antagonists are an emerging new class of compounds currently being developed to treat a number of diseases including essential and pulmonary hypertension, chronic heart failure, and prostate cancer. In a Phase IIa clinical study, sitaxsentan (also called TBC11251), a selective endothelin-A receptor antagonist, showed decreased pulmonary artery systolic pressure and pulmonary vascular resistance in patients with chronic heart failure. The compound is currently being evaluated in a Phase IIa trial in patients with pulmonary hypertension.

The immediate focus of the ICOS-Texas Biotechnology joint venture will be to initiate a Phase IIb/III pulmonary hypertension trial for sitaxsentan, continue clinical development for sitaxsentan in chronic heart failure, and explore applications for second-generation endothelin antagonists including TBC3711.

Both parties will equally fund the cost of research and development of sitaxsentan and second-generation endothelin antagonist compounds, commercialize resulting products, and share equally in the profits from this worldwide collaboration. ICOS will make milestone payments to us that could be as much as $55.5 million for the development and commercialization of products resulting from the collaboration.

All compounds in the ICOS-Texas Biotechnology joint venture are selective endothelin-A receptor antagonists. The blocking of endothelin-A receptors has been shown to reduce blood pressures in humans and, in preclinical testing, endothelin-A antagonists have halted and reversed the pulmonary vascular remodeling that occurs in response to elevated pulmonary vascular pressures.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 15, 2000              TEXAS BIOTECHNOLOGY CORPORATION


                                         /s/ Stephen L. Mueller
                                     ---------------------------------
                                     Stephen L. Mueller
                                     Vice President, Finance and Administration,
                                     Secretary and Treasurer